UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 17, 2006

PLIANT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Utah	333-40067	87-0496065
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification Number)

1475 Woodfield Road, Suite 700

Schaumburg, IL  60173

(Address of Principal Executive Offices)  (Zip Code)

(847) 969-3300

(Registrant’s telephone number, including area code)

N.A.

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under theExchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01. OTHER EVENTS

As previously disclosed, on January 3, 2006, Pliant Corporation (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under the provisions of chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) (the “Chapter 11 Cases”). The Chapter 11 Cases are being jointly administered under the caption “In re: Pliant Corporation, et al., Case No. 06-10001”.

On March 17, 2006, the Debtors filed with the Bankruptcy Court, the Debtors’ Joint Plan of Reorganization (the “Plan”) and the Disclosure Statement for Debtors’ Joint Plan of Reorganization (the “Disclosure Statement”). A copy of the Plan is being filed as Exhibit 2 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Disclosure Statement is being filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein. The Disclosure Statement has been prepared in accordance with Section 1125 of the United States Bankruptcy Code and Rule 3016 of the Federal Rules of Bankruptcy Procedure and not in accordance with federal or state securities laws or other non-bankruptcy laws or regulations. The Disclosure Statement has not been approved by the Bankruptcy Court and is subject to amendment.

The Disclosure Statement contains certain projections (the “Projections”) of financial performance for fiscal years 2006 through 2009. The Debtors have filed the Disclosure Statement as an exhibit hereto because such Disclosure Statement has been filed with the Bankruptcy Court in connection with the Debtors’ reorganization proceedings. The Company urges stakeholders to refer to the limitations and qualifications included in the Disclosure Statement with respect to the Projections, including without limitation those set forth under the captions “Statutory Requirements for Confirmation of the Plan — Feasibility,” “Statutory Requirements for Confirmation of the Plan — Liquidation Analysis,” “Projected Financial Information and Reorganization Value,” “Risk Factors — Variance from Projections May Affect Ability to Pay Obligations,” “Exhibit B — Liquidation Analysis,” and “Exhibit D — Projections.” All information contained in the Disclosure Statement is subject to change, whether as a result of amendments to the Plan, actions of third parties or otherwise.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS

(d)  Exhibits.

Exhibit No.	Description

2	Debtors’ Joint Plan of Reorganization.

99	Disclosure Statement for Debtors’ Joint Plan of Reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLIANT CORPORATION

Date: March 20, 2006	By:	/s/ JOSEPH KWEDERIS
Joseph Kwederis Senior Vice President and Chief Financial Officer